                                                                  Exhibit 10.85

                                                                  EXECUTION COPY



--------------------------------------------------------------------------------


                                    GUARANTEE


                            DATED AS OF JUNE 23, 2000


                                   IN FAVOR OF


                                  EME/CDL TRUST

                                       AND

                             MIDWEST GENERATION, LLC


                                     MADE BY


                             EDISON MISSION ENERGY,
                                  AS GUARANTOR

--------------------------------------------------------------------------------

               GUARANTEE, dated as of June 23, 2000, (this "GUARANTEE") made by EDISON MISSION ENERGY, a California corporation (the "GUARANTOR") in favor of EME/CDL Trust, a Delaware business trust and lessor under the Lease referred to below (the "LESSOR") and Midwest Generation, LLC, a Delaware limited liability company and lessee under the Lease referred to below (the "LESSEE").


                               W I T N E S S E T H

               WHEREAS, the Lessor and Lessee are party to the Lease Agreement (as from time to time amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "LEASE") dated as of June 23, 2000 providing for the lease by the Lessor to the Lessee of the Leased Equipment. This Guarantee (i) guarantees the obligations of the Lessee to pay Rent (but excluding Supplemental Rent related to environmental liability as set forth herein), including Termination Value, under the Lease for the benefit of the Lessor and (ii) sets forth the obligations of Guarantor to reimburse the Lessee for certain payments made by Lessee under the Lease; and

               WHEREAS, the Lessor, the Lessee, the Guarantor, the Investor party to the Trust Agreement (the "INITIAL INVESTOR" and, together with any other Investors party to the Trust Agreement, the "INVESTORS"), Wilmington Trust Company (the "TRUSTEE"), the Persons listed as Noteholders on Schedule I thereto (the "NOTEHOLDERS"), Citicorp North America, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") and Citicorp North America, Inc., as collateral agent (the "COLLATERAL AGENT") are party to the Participation Agreement (as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, the "PARTICIPATION AGREEMENT") dated as of June 23, 2000 which establishes certain rights and obligations of the parties to the synthetic lease financing of the Leased Equipment contemplated by the Lease; and

               WHEREAS, in connection with the Lease, the Lessor, Midwest Peaker Holdings, Inc., as Tranche A Noteholder, Citicorp Del-Lease, Inc. as Tranche B Noteholder and Citicorp North America, Inc., as Agent have entered into the Credit Agreement (as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT") dated as of June 23, 2000 providing for loans (the "LOANS") to be made by the Noteholders to the Lessor in an aggregate principal amount not to exceed two hundred and ninety-one million Dollars $291,000,000. Also in connection with the Lease, Citicorp Del-Lease, Inc. as Contributor and Investor and
Wilmington Trust Company as Trustee have entered into the Amended and Restated Trust Agreement (as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time, the "TRUST AGREEMENT") dated as of June 23, 2000 providing for an investment (the "INVESTOR CONTRIBUTION") to be made by the Initial Investor to the Lessor in an aggregate principal amount not to exceed nine million Dollars $9,000,000. Whereas the Lessor has granted to the Collateral Agent for the benefit of the Noteholders a security interest in the Trust Estate (as defined in the Participation Agreement and including, without limitation, a collateral assignment of the Lease and this Guarantee) as security for the Loans and certain other obligations.

               NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:


                             ARTICLE 1. DEFINITIONS.

               1.01 DEFINED TERMS. Each capitalized term used herein (including in the preamble and recitals hereto) and not otherwise defined herein shall have the definition assigned to that term in Appendix 1 to the Participation Agreement.

               1.02 INTERPRETATION. The rules of interpretation set forth in Appendix 1 to the Participation Agreement shall apply MUTATIS MUTANDIS to this Guarantee as if set forth in full in this SECTION 1.02.


                             ARTICLE 2. GUARANTEE.

               2.01 THE GUARANTEE. The Guarantor hereby irrevocably guarantees to Lessor and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of Rent, including Termination Value, strictly in accordance with the terms of the Lease; PROVIDED, that the Guarantor's obligations hereunder shall not be subject to the limitation on liability set forth in SECTION 7.2 of the Participation Agreement; PROVIDED, FURTHER that the

Guarantor shall not be liable for any Supplemental Rent or otherwise, under any theory of law, with respect to any actual or potential environmental liability, including but not limited to, any actual or potential liability arising under or related to Environmental Laws or Hazardous Materials, whether past, present or future, from the ownership, operation or use of the Leased Equipment (such obligations being herein called the "GUARANTEED OBLIGATIONS"). The Guarantor hereby further agrees that if the Lessee shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any Guaranteed Obligation payable by it, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any Guaranteed Obligation, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

               2.02 OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantor under SECTION 2.01 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Lessee under the Lease or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this SECTION 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder, which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of the Basic Documents or any other agreement or instrument referred to therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Basic Documents or any other agreement or instrument referred to therein shall be waived or any other guarantee of a Guaranteed Obligation or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Lessor or any other Person as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lessor or any other Person exhaust any right, power or remedy or proceed against the Lessee under the Lease or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, the Guaranteed Obligations.

               2.03 REINSTATEMENT. The obligations of the Guarantor under this
Article 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Lessee in respect of any of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of a Guaranteed Obligation, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Lessor on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Lessor in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

               2.04 SUBROGATION. The Guarantor hereby agrees that until the payment and satisfaction in full of the Guaranteed Obligations it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in SECTION 2.01, whether by subrogation or otherwise, against the Lessee or any other guarantor of the Guaranteed Obligations or any security for the Guaranteed Obligations.

               2.05 REMEDIES. The Guarantor agrees that, as between the Guarantor, on the one hand and the Lessee and the Lessor, on the other hand, the obligations of the Lessee under the Lease may be declared to be forthwith due and payable as provided in SECTION 15 of the Lease (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section) for purposes of SECTION 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Lessee and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Lessee) shall forthwith become due and payable by the Guarantor for purposes of SECTION 2.01.

               2.06. INSTRUMENT FOR THE PAYMENT OF MONEY. The Guarantor hereby acknowledges that the guarantee in this Article 2 constitutes an instrument for the payment of money, and consents and agrees that the Lessor, at its sole option, in the event of a dispute by the Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR
Section 3213.

               2.07 CONTINUING GUARANTEE. The guarantee in this Article is a continuing guarantee, and shall apply to all of the Guaranteed Obligations whenever arising.


                           ARTICLE 3. ASSIGNMENT, ETC.

               3.01 PAYMENTS UNDER ASSIGNMENT. The Lessor hereby irrevocably directs (it being understood and agreed that such direction shall be deemed to have been revoked after the Lien over the Trust Estate created under the Assignment Agreement shall have been fully discharged in accordance with its terms) the Guarantor, and the Guarantor agrees, to make all payments pursuant to, and in the manner set forth in, SECTION 2.01 hereof to the Lessor Account.


                   ARTICLE 4. ADDITIONAL GUARANTOR PROVISIONS

               4.01 OBLIGATION TO REIMBURSE LESSEE. Within 5 Business Days of the last day of each Fiscal Quarter (the "FISCAL QUARTER END"), the Guarantor shall pay to the Lessee an amount equal to the excess of (i) Rent payments (other than

Supplemental Rent payable by the Lessee pursuant to SECTION 6.7 of the Participation Agreement) actually made by the Lessee during such Fiscal Quarter LESS (ii) Excess Cashflow for the prior Fiscal Quarter calculated as of such date; PROVIDED, that Excess Cashflow shall be zero in the event that any of the conditions to Restricted Payments set forth in SECTION 8.2.7(b) of the Holdings Credit Agreement (or the correlative section of any credit facility that refinances or replaces the Holdings Credit Agreement) have not been satisfied as of such date.

               4.02 PREPAYMENT UNDER INTERCOMPANY NOTE. The Guarantor covenants that it will not elect to prepay the principal amount of the Loan (as defined in the Intercompany Note), in whole or in part, prior to the Lease Expiration Date. The Guarantor further covenants that, after the Lease Expiration Date, it will not elect to prepay the Loan if the Lessee does not own the Leased Equipment.

                            ARTICLE 5. MISCELLANEOUS.

               5.01 NO WAIVER. No failure on the part of the Lessor or the Guarantor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise by the Lessor or the Guarantor of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by applicable law.

               5.02 NOTICES. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers under, this Guarantee) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given (a) when received by certified mail or by an international courier, such as Federal Express, by such Person, at said address of such Person or (b) when transmitted by facsimile to the number specified below and the receipt confirmed telephonically by recipient, PROVIDED that such facsimile is promptly followed by a copy of such notice delivered to such Person by postage-prepaid certified mail, or by an international courier, such as Federal Express.

               5.03 EXPENSES. The Guarantor agrees to pay to the Lessor all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Guarantee, and for the defending or asserting of rights and claims of the Lessor in respect thereof, by litigation or otherwise.

               5.04 WAIVERS; ETC. The terms of this Guarantee may be waived, altered or amended only by an instrument in writing duly executed by the Lessor and the Guarantor. Any such amendment or waiver shall be binding upon the Lessor, the Lessee and the Guarantor.

               5.05 SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of each of the Lessor and the Guarantor.

               5.06 COUNTERPARTS; INTEGRATION: EFFECTIVENESS. This Guarantee may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Guarantee by signing any such counterpart. This Guarantee constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

               5.07 SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

               5.08 HEADINGS. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guarantee.

               5.09 SPECIAL EXCULPATION. NO CLAIM MAY BE MADE BY ANY PARTY HERETO OR ANY OTHER PERSON AGAINST THE OTHER PARTY HERETO, THE LESSOR (OR ANY PERSON FOR

WHOSE BENEFIT THE LESSOR ACTS) OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH PARTY HERETO HEREBY WAIVES, RELEASES AND AGREES, FOR ITSELF AND THOSE WHO CLAIM THROUGH IT, NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

               5.10 WAIVER OF JURY TRIAL. EACH OF THE LESSOR (FOR ITSELF AND ON BEHALF OF EACH PERSON WHO CLAIMS THROUGH THE LESSOR) AND THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               5.11 NO THIRD PARTY BENEFICIARIES. THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF THE LESSOR (AND EACH PERSON WHO CLAIMS THROUGH THE LESSOR), AND NO PERSON (OTHER THAN THE PARTIES HERETO AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

               5.12 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York. The Guarantor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division) and of any other appellate court in the State of New York for the purposes of all legal proceedings arising out of or relating to this Guarantee or the transactions contemplated hereby. The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

               5.13 LIMITATIONS OF LIABILITY OF TRUSTEE. It is expressly understood and agreed by the parties hereto that this Guaranty is executed by Wilmington Trust Company, not individually or personally, but solely as Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Trustee, that each and all of the representations, undertakings and agreements herein made on the part of the Trustee or the Lessor are intended not as personal representations, undertakings and agreements by Wilmington Trust Company, or for the purpose or with the intention of binding Wilmington Trust Company, personally, but are made and intended for the purpose of binding only the Trust Estate, that nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of Wilmington Trust Company, to perform any covenant either express or implied contained herein or in the other Basic Documents to which the Trustee or the Lessor is a party, and that so far as Wilmington Trust Company is concerned, any Person shall look solely to the Trust Estate for the performance of any obligation hereunder or thereunder or under any of the instruments referred to herein or therein; PROVIDED, that nothing contained in this SECTION shall be construed to limit in scope or substance any general corporate liability of Wilmington Trust Company as expressly provided in the Trust Agreement or in the Participation Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed and delivered as of the day and year first above written.

                                            EDISON MISSION ENERGY,
                                               as Guarantor

                                            By: /s/ John P. Finneran, Jr.
                                                --------------------------
                                                Name:   John P. Finneran, Jr.
                                                Title:  Vice President

                                            Address for Notices:

                                            18101 Von Karman Avenue
                                            Suite 1700
                                            Irvine, CA  92616
                                            Attention:
                                            Telecopier No.:

                                            EME/CDL TRUST, as Lessor
                                              BY WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as trustee for the
                                              EME/CDL Trust

                                            By: /s/ Kathleen A. Pedelini
                                                ------------------------
                                                Name:  Kathleen A. Pedelini
                                                Title: Administrative Account
                                                Manager

                                            Address for Notices:

                                            c/o Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890
                                            Attention: Corporate Trust
                                            Administration
                                            Telecopier No.:   (302) 651-8882

                                            MIDWEST GENERATION, LLC, as
                                            Lessee



                                            By:  /s/ John P. Finneran, Jr.
                                                 ---------------------------
                                                 Name:  John P. Finneran, Jr.
                                                 Title: Vice President

                                            Address for Notices:

                                            One Financial Place
                                            440 South LaSalle Street, Suite 3500
                                            Chicago, Illinois 60605
                                            Attn: Georgia R. Nelson

                                            WITH A COPY TO:

                                            Edison Mission Midwest Holdings Co.
                                            18101 Von Karman Avenue
                                            Suite 1700
                                            Irvine, CA  92616
                                            Attention:
                                            Telecopier No.: